================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                PCC GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (4) Date Filed:

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Notes:

                                PCC GROUP, INC.
                             163 University Parkway
                            Pomona, California 91768


                            ________________________


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To be Held on February 14, 1997


                            _______________________

To the Shareholders of PCC Group, Inc.:

     The Annual Meeting of Shareholders of PCC Group, Inc. will be held on Friday, February 14, 1997 at 10:00 a.m. Pacific Standard Time, at the Company's executive offices located at 163 University Parkway, Pomona, California 91768 for the following purposes:

     1.   To elect a Board of Directors;

     2. To consider and act upon a proposal to ratify the selection of auditors; and

     3. To transact any other business which may properly come before the meeting.

     Only shareholders of record at the close of business on Friday, January 10, 1997 are entitled to notice of and to vote at the meeting and any adjournments thereof.

     All shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. The giving of your proxy will not affect your right to vote in person should you later decide to attend the meeting.


                                    By Order of the Board of Directors
                                    PCC Group, Inc.



                                    Jack Wen
                                    Chief Executive Officer and President

Pomona, California
January 17, 1997

                                PCC GROUP, INC.
                             163 University Parkway
                            Pomona, California 91768
                                 (909) 869-6133

                            ________________________

                                PROXY STATEMENT

                     For the Annual Meeting of Shareholders
                                   To Be Held

                               February 14, 1997

                            _______________________

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PCC Group, Inc. ("PCC Group" or the "Company"), for the Annual Meeting of Shareholders to be held on Friday, February 14, 1997 and any postponements or adjournments thereof (the "Annual Meeting"). This Proxy Statement and the accompanying Notice of Annual Meeting and form of Proxy were first mailed to shareholders on or about January 17, 1997.

     Any shareholder giving a proxy may revoke it before it is voted by notifying the Secretary of PCC Group in writing before or at the Annual Meeting, by providing a proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote in person. All proxies will be voted as directed by the shareholder on the proxy card. IF NO CHOICE IS SPECIFIED, PROXIES WILL BE VOTED "FOR" THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" THE RATIFICATION OF THE SELECTION OF AUDITORS AND IN THE DISCRETION OF THE PERSONS ACTING AS PROXIES UPON ANY OTHER MATTERS.

     Your cooperation in promptly returning the enclosed proxy will reduce PCC Group's expenses and enable its management and employees to continue their normal duties for your benefit with minimum interruption for follow-up proxy solicitation.

     Only shareholders of record at the close of business on January 10, 1997 are entitled to receive notice of and to vote at the Annual Meeting. On that date, PCC Group had outstanding 2,579,339 shares of Common Stock, $.01 par value ("Common Stock"), each of which is entitled to one vote upon each proposal presented at the Annual Meeting, except that shareholders may have cumulative voting rights with respect to the election of directors. Under the cumulative voting method, a shareholder may multiply the number of shares owned by the number of directors to be elected and cast the total number of votes for any one candidate or distribute the total number of votes in any proportion among as many candidates as the shareholder desires. However, a shareholder may not cumulate votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and unless a shareholder has given notice at the Annual Meeting and prior to the voting of his intention to cumulate his votes. If any shareholder gives such notice, all shareholders (including those voting by proxy) may then cumulate their votes. The candidates receiving the highest number of votes up to the number of directors to be elected will be elected.

     The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date is necessary to constitute a quorum for the transaction of business. Abstention and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to the shareholders and have the same legal effect as a vote against a particular proposal. Broker non-votes are not taken into account for purposes of determining whether a proposal has been approved by the requisite shareholder vote.

     If sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting. The persons named as proxies will vote in favor of such adjournment.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed form of Proxy, as well as the cost of soliciting proxies relating to the Annual Meeting, will be borne by PCC Group. The original solicitation of proxies by mail may be supplemented by telephone, telegraph and personal solicitation by officers and other regular employees of PCC Group, but no additional compensation will be paid to such individuals on account of such activities. PCC Group will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals.

                             ELECTION OF DIRECTORS

Nominees and Voting
-------------------

     The Bylaws of the Company currently provide for five directors. The Board of Directors will present four nominees for election as directors and will seek to fill the remaining position at such future time as a suitable candidate is selected.

     The Board of Directors has nominated for election as directors Jack Wen, Gary Blum, Leon C. Lai and George Rodda, Jr., all of whom are incumbent directors. All of these nominees have indicated that they are able and willing to serve as directors. All directors hold office until the next Annual Meeting and until their respective successors are elected and qualified.

     The Board of Directors recommends that the shareholders vote "FOR" the election of its four nominees. Unless otherwise directed, the Board's proxies intend to vote the shares of Common Stock represented by the proxies in favor of the election of these nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named. If for any reason any of these nominees will be unable to serve, the Board's proxies will vote instead for such other person or persons as the Board of Directors may recommend.

Information About Directors and Nominees
----------------------------------------

     The following table sets forth certain information as of January 10, 1997 with respect to the Board's current directors, all of whom are nominees:

                Name                   Age      Director Since
                ----                   ---      --------------

                Jack Wen                42          1989
                Gary Blum               56          1992
                Leon C. Lai             50          1993
                George Rodda, Jr.       66          1995

Business Experience of Directors During the Past Five Years
-----------------------------------------------------------

     JACK WEN has served as PCC Group's Chairman of the Board, Chief Executive Officer and President since October 1989.

     GARY BLUM is the principal of the Law Offices of Gary L. Blum, Los Angeles, California, which he founded in June 1988. Mr. Blum currently serves as a director of the following public companies: Digitran Systems, Incorporated, a company specializing in the manufacturing and marketing of simulator training devices; DHS Industries, Inc., a marketing research and travel management services company; and Quantum Communications, Inc., a company specializing in the development of antennae for wireless communication devices. From January 1992 to August 1994, Mr. Blum served as a director of DCC Compact Classics, Inc., a publicly held company specializing in manufacturing and selling compact discs featuring reissued recordings. In addition, from December 1992 to June 1994, Mr. Blum served as a director of E.N. Phillips Company, a publicly held company specializing in the legalized gaming industry.

     LEON C. LAI has served as the President of American International Standard Food Group, a company engaged in the restaurant industry, since 1990. From 1985 until 1990, Mr. Lai was the President of Cajun Kettle Corp.

     GEORGE RODDA, JR. is an attorney with offices in Newport Beach and Washington, D.C. Mr. Rodda founded WMD Micro Distributors, Inc., the predecessor corporation to the Company, in 1983. He is also a director of Bagdad Chase, Inc., a public company which owns mines in California and Idaho.

Meetings of the Board of Directors and Committees
-------------------------------------------------

     PCC Group maintains Compensation, Nominating and Audit Committees, the current members of which are Messrs. Wen and Blum.

     The Compensation Committee sets the compensation policies applicable to PCC Group's executive officers, determines the compensation of the executive officers, subject to review by the Board of Directors and administers PCC Group's employee stock option plan and stock bonus plan. The Audit Committee recommends the engagement of the Company's independent auditors and reviews with them the plan and scope of their audit for each year, the results of such audit when completed, and their fees for services performed. The Nominating Committee was established in 1995 for the purpose of seeking potential new directors. Currently the Nominating Committee has no specific policy regarding nominees recommended by shareholders. In the event a shareholder submits a nominee, the Nominating Committee will review the background of such nominee and respond appropriately following such review. Each of such Committees met once during fiscal 1996 and all members were present.

     PCC Group's Board of Directors met 11 times during fiscal 1996. All members were present at each meeting.

Compensation of Directors
-------------------------

     During fiscal 1996, the Company's non-employee directors, Messrs. Blum, Lai and Rodda, were paid $250 for each Board meeting attended. Additionally, each of such directors received a special nonqualified stock option award in respect of prior services rendered and as an incentive for continuing services. Mr. Blum received a 5 year fully vested option to purchase 30,000 shares at a price of $1.50 per share and Mr. Lai received a 5 year option to purchase 10,000 shares at a price of $1.50 per share. In part for his additional special consulting work for the Company whereby he supervised investor relations, Mr. Rodda received two options: a 5 year option to purchase 20,000 shares at a price of $2.00 per share and a 5 year option to purchase 20,000 shares at a price of $3.50 per share. During fiscal 1997, each director who is not otherwise employed by PCC Group will also be paid $250 for each Board meeting attended.

                               EXECUTIVE OFFICERS

     The following table sets forth certain information regarding PCC Group's executive officers, who serve at the pleasure of the Board of Directors, as of January 10, 1997:

                Name                    Age            Positions
                ----                    ---            ---------

                Jack Wen                42   Chairman of the Board, Chief
                                             Executive Officer and President

                J. Lauro Valdovinos     58   Vice President - Finance and Chief
                                             Financial Officer



__________________

     For a description of the business experience of Mr. Wen during the past five years, see "ELECTION OF DIRECTORS - Business Experience of Directors During the Past Five Years", above.

     J. Lauro Valdovinos has served as PCC Group's Vice President - Finance and Chief Financial Officer since February, 1993. From January, 1992 until February, 1993 Mr. Valdovinos served as the Controller of PCC Group. From May, 1988 until January, 1991, Mr. Valdovinos was the President of File Keepers, Inc., Los Angeles, California.

                           OWNERSHIP OF COMMON STOCK

          The following table sets forth, as of January 10, 1997, certain information with respect to (i) each person who is known by PCC Group to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock,
(ii) each director of PCC Group, (iii) the executive officer named in the Summary Compensation Table on page 6 and (iv) all directors and executive officers as a group. Unless otherwise indicated, the address for each of the persons listed below is care of the Company, 163 University Parkway, Pomona, California 91768.

        Name and Address of             Amount and Nature of     Percentage
          Beneficial Owner                Beneficial Owner        of Class
------------------------------------   -----------------------   -----------
Jack Wen                                    667,337(1),(5)          23.6%
Gary Blum                                    30,000(2)               1.2%
Leon C. Lai                                  10,000(2)                *
George Rodda, Jr.                           122,650(3)               4.7%
Rita Wen (formerly Rita Soong)              338,381                 13.9%
Jennifer Wen                                157,911(4),(5)           6.1%
J.L. Yin (also known as Tina Wen)           451,175                 17.5%
All Directors and Executive
 Officers as a Group (5 persons)            839,987(6)              28.8%

_________________________

*    Less than 1%

(1) Includes 6,500 shares held by Mr. Wen individually and 410,837 shares allocated to Mr. Wen's individual account in the Company's Employee Stock Ownership Plan over which shares he has voting power, but does not include 541,409 shares held of record by Mr. Wen as trustee of such Employee Stock Ownership Plan, for which the beneficiaries have voting power, failing the exercise of which, Mr. Wen may vote such shares, and includes 250,000 shares underlying presently exercisable stock options. The above amount excludes the 157,911 shares in the Employee Stock Ownership Plan allocated to Jennifer Wen, Mr. Wen's wife.

(2)  Shares underlying presently exercisable stock options.

(3)  Includes 40,000 shares underlying presently exercisable stock options.

(4) Shares allocated to Ms. Wen's account in the Company's Employee Stock Ownership Plan over which shares she has voting power.

(5) The Board of Directors approved the termination of the Employee Stock Ownership Plan, effective September 1, 1995 and the Internal Revenue Service issued on November 14, 1996 a favorable determination letter.

(6)  Includes 340,000 shares underlying presently exercisable stock options.

                                 EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------

          The following table sets forth the compensation paid to PCC Group's Chief Executive Officer for services rendered in all capacities to PCC Group for the fiscal years ended September 30, 1996, 1995 and 1994. No other executive officer received compensation in excess of $100,000 for such periods.

                                              Annual Compensation
                                              -------------------             Long Term
                                                                              Compensation
                                                                              ------------
                                                                              Awards
                                                                              -----
                                                                              Securities
                                                             Other Annual     Underlying
Name and Principal Position           Year    Salary         Compensation     Options/SARs(#)
-----------------------------------   ----    --------       ------------     --------------
Jack Wen                               1996   $120,000(1)    $18,757 (3)
 Chairman of the Board, Chief          1995   $120,000(2)    $18,757 (3)      250,000/0
 Executive Officer and President       1994   $125,000       $18,757 (3)

(1) Includes $60,000 of compensation accrued at September 30, 1996 of which $30,000 was paid on December 1, 1996.

(2) Includes $60,000 of compensation accrued at September 30, 1995 and paid in December, 1995.

(3) Consists solely of lease payments and insurance for a company car which has been provided for Mr. Wen's use.

Stock Options
-------------

     The following table provides information with respect to stock options held by the named executive officer.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                         Number of Securities         Value of Unexercised
                                        Underlying Unexercised        In-the-Money Options
                                          Options at FY-End               at FY-End
                                        ----------------------        --------------------
          Shares Acquired     Value
Name        on Exercise     Realized  Exercisable   Unexercisable   Exercisable  Unexercisable
----      ----------------  --------  -----------   -------------   -----------  -------------
Jack Wen         --            --       250,000          --           $787,788       ---

Compensation Committee Report on Executive Compensation
-------------------------------------------------------

     The Compensation Committee (the "Committee") of the Board of Directors has prepared the following report (the "Report") for inclusion in this Proxy Statement.

COMPENSATION POLICY FOR EXECUTIVE OFFICERS

     The policy of the Committee is to provide each executive officer current cash compensation that is reasonable and consistent with PCC Group's size, industry and performance, and long-term incentive compensation based on the performance of the Company's Common Stock and the achievement of long term goals. Through the fiscal year ended September 30, 1996, the Committee had not established the relative weight of any of the performance factors discussed below. The Committee has relied heavily on the recommendations of Mr. Wen in setting the compensation of the other executive officers.

COMPENSATION FOR EXECUTIVE OFFICERS

     The salary of each of the executive officers is based on his or her level of responsibility and contribution to PCC Group's performance and reflect any annual discretionary increases or decreases based primarily on performance factors. The Committee believes that the salaries of the executive officers are comparable to the salaries of executives with similar responsibilities at similarly situated companies, but has not formally studied the policies of other companies. PCC Group did not award bonuses to any executive officer for the fiscal year ended September 30, 1996.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     As with the other executive officers, Mr. Wen's compensation in fiscal 1996 was linked to his individual performance and the Company's performance. Mr. Wen's compensation consisted solely of his base salary and company car. The Committee believes that Mr. Wen's salary is comparable to the salaries of other senior executives of similarly situated companies, but has not formally studied the policies of other companies.

STOCK OPTION PLAN

     The Committee believes that basing a portion of the compensation of executive officers and other key employees on increases in the value of PCC Group Common Stock harmonizes the interests of the executives and the shareholders and is in the best interests of the shareholders. PCC Group's stock option plan is designed to accomplish this purpose. The Company granted options to two key employees in fiscal 1996 aggregating 15,000 shares.

STOCK BONUS PLAN

     The Committee believes that the Company's Stock Bonus Plan provides a mechanism for rewarding employees for past services as well as encouraging employees to make significant extraordinary contributions to the long-term performance and growth of PCC Group. PCC Group did not, however, award stock bonuses to any of its executive officers during fiscal 1996.

Compensation Committee
----------------------

     Jack Wen
     Gary Blum

Employee Stock Ownership Plan
-----------------------------

     The Company has maintained the PCC Group, Inc. Employee Stock Ownership Plan ("ESOP") for the benefit of all employees, including executive officers. The ESOP is an individual account plan as defined in Section 3(34) of the Employee Retirement Income Security Act of 1974. Only the Company may make contributions to the ESOP in an amount determined in the Company's discretion (but not in excess of 15% of the compensation of all participants for each fiscal year), which will either be allocated among participants in proportion to their respective compensation (but not in excess of the lesser of $30,000 per participant or 25% of such participant's compensation for the fiscal year), or used to pay the principal and interest on any amount borrowed by the ESOP to acquire Common Stock. No contributions were made to the ESOP during the past three fiscal years. The assets of the ESOP are invested primarily in Common Stock. The assets of the ESOP are fully vested for the accounts of the respective participants and are nonforfeitable at all times. A participant's vested interest in the ESOP generally becomes distributable on his death, retirement or termination of employment. The Board of Directors approved the termination of the ESOP effective September 1, 1995 and obtained from the Internal Revenue Service a favorable determination letter issued November 14, 1996.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

     Mr. Wen (PCC Group's Chief Executive Officer and President) and Mr. Blum (a non-employee director of PCC Group) served on the Compensation Committee of PCC Group during the past fiscal year.

Certain Transactions
--------------------

     On June 30, 1992, PCC Group sold its 51,000 shares of the Capital Stock of PCC International Marketing, a California corporation ("PCCIM"), constituting a 51% interest, to J.L. Yin (also known as Tina Wen), a sister of Jack Wen, for $204,400 in cash and a purchase money note of $204,400. The purchase money note, which is collateralized by the shares of PCCIM which were purchased from PCC Group, bears interest at 8% per annum. The principal balance and accrued interest thereon was originally due June 30, 1994; however, the Company agreed to extend the due date to June 30, 1995. Subsequently, the due date was extended to December 30, 1996 and then to June 30, 1997. As of September 30, 1996 the note remained unpaid; at such date the outstanding balance on this note receivable (which remains unpaid) was $100,000.

     During fiscal 1996, PCC Group sold merchandise totalling $3,640,732 to Computer Management Corporation ("CMC"), a Virginia corporation owned by Rita Wen, a sister of Jack Wen who owns 12.9% of the Company's Common Stock. Included in PCC Group's consolidated balance sheet as of September 30, 1996 are accounts receivable in the amount of $576,282 from CMC for such merchandise purchases.

Section 16(a) Beneficial Ownership Reporting Compliance.
-------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish PCC Group with copies of all
Section 16(a) forms they file. Based solely on a review of copies of such reports and written representations from the reporting persons, the Company believes that, during the period from October 1, 1995 through September 30, 1996, its executive officers, directors and greater than 10% shareholders have filed on a timely basis all reports required under Section 16(a) except that J. Lauro Valdovinos, Vice President - Finance and Chief Financial Officer, and Gary Blum, Leon C. Lai and George Rodda, Jr., directors, each filed a late Statement of Changes in Beneficial Ownership on Form 4 in respect of the stock options granted to each of them in February, 1996.

Performance Graph
-----------------

     The Company's Common Stock is traded in the over-the-counter market. Prior to its delisting in March, 1991, the Company's Common Stock was quoted on the National Association of Securities Dealers Automated Quotation System (NASDAQ). The Company's Common Stock was relisted on NASDAQ on August 31, 1992. The following graph compares the cumulative shareholder return on PCC Group's Common Stock from September 30, 1991 through September 30, 1996, based on the market price of the Common Stock, with the cumulative total return of the NASDAQ Market Index and a Peer Group Index comprised of the following companies engaged in the sale or distribution of microcomputer products: Arrow Electronics Inc., Avnet Inc., Gates/FA Distributing, Liuski International, Inc., Marshall Industries, Southern Electronics Corp., Tech Data Corp., United Stationers Inc. and Western Microtechnology, Inc. The graph assumes that the value of the investment in PCC Group's Common Stock and each index was $100 on September 30, 1991, and that any and all dividends were reinvested. The comparisons in this table are not intended to forecast or be indicative of possible future price performance.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
           AMONG PCC GROUP, INC., NASDAQ STOCK MARKET (US COMPANIES)
                        AND SELF-DETERMINED PEER GROUP

                        PERFORMANCE GRAPH APPEARS HERE

                                            Nasdaq
Measurement Period           PCC            Stock Market
(Fiscal Year Covered)        Group, Inc.    (US Companies)    Peer Group
-------------------          ----------     --------------    ----------
Measurement Pt- 09/30/91     $100.0         $100.0            $100.0
FYE  09/30/92                $112.5         $112.1            $139.9
FYE  09/30/93                $ 75.0         $146.8            $215.5
FYE  09/30/94                $ 35.4         $148.0            $204.5
FYE  09/30/95                $ 52.1         $204.4            $276.9
FYE  09/30/96                $164.3         $242.6            $273.9

Companies in the Self-Determined Peer Group

     ARROW ELECTRONICS INC                 AVNET INC
     GATES F A DISTRIBUTING INC            LIUSKI INTERNATIONAL INC
     MARSHALL INDUSTRIES                   SOUTHERN ELECTRONICS CORP
     TECH DATA CORP                        UNITED STATIONERS INC
     WESTERN MICRO TECHNOLOGY INC

Notes:
   A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
   B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
   C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
   D. The index level for all series was set to $100.0 on 09/30/91.
   E. No trading activity for PCC Group, Inc. from 09/30/91 to 09/08/92.

                     RATIFICATION OF SELECTION OF AUDITORS


     The Board of Directors has selected the accounting firm of BDO Seidman to serve as independent auditors for the current fiscal year, subject to ratification by the shareholders. BDO Seidman has served as the Company's independent auditors since October, 1993.

     The Board of Directors recommends a vote "FOR" ratification of this selection.

     It is anticipated that representatives of BDO Seidman will be present at the Annual Meeting, and such representatives will be given the opportunity to make a statement, if they so desire, and to answer appropriate questions.

                                 MISCELLANEOUS

Shareholder Proposals
---------------------

     Shareholder proposals intended to be presented at the next Annual Meeting of Shareholders must be received by PCC Group by September 20, 1997 to be considered by PCC Group for inclusion in PCC Group's proxy statement and form of proxy relating to that meeting. Such proposals should be directed to the attention of the Secretary, PCC Group, Inc., 163 University Parkway, Pomona, CA 91768.

Other Matters
-------------

     Neither PCC Group nor any of the persons named as proxies knows of matters other than those described above to be voted on at the Annual Meeting. However, if any other matters are properly presented at the meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on such matters, subject to direction by the Board of Directors.

     WHILE YOU HAVE THE MATTER IN MIND, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

                                PCC GROUP, INC.


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned shareholder of PCC GROUP, INC. (the "Company") hereby constitutes and appoints Jack Wen and J. Lauro Valdovinos, and each of them, proxies of the undersigned, each with full power to act without the other and with the power of substitution, to represent the undersigned at the Annual Meeting of Shareholders to be held on Friday, February 14, 1997, and at any and all adjournments thereof, and to vote all shares of the common stock, par value $0.01 per share of the Company standing in the name of the undersigned with respect to the following matters:

1. ELECTION OF DIRECTORS   FOR all nominees listed below    WITHHOLD AUTHORITY
                           (except as marked to the         to vote for all
                           contrary below [_]               nominees listed
                                                            below [_]


            Jack Wen, Gary Blum, Leon C. Lai and George Rodda, Jr.

(INSTRUCTION:  To withhold authority to vote for any individual nominee, strikeout such nominee's name by lining through the name above.)

2. Approval of the proposal to ratify the appointment of BDO Seidman as the Company's independent auditors.
                          FOR  [_]   AGAINST  [_]   ABSTAIN  [_]

3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     This proxy shall be voted in accordance with such instructions as may be given. IF NO INSTRUCTION IS GIVEN THIS PROXY WILL BE VOTED IN FAVOR OF ALL THE NOMINEES LISTED IN ITEM 1 ABOVE AND FOR PROPOSAL 2. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTER TO BE PRESENTED AT THIS MEETING, BUT IF ANY OTHER MATTER DOES COME BEFORE THE MEETING, THE PROXY HOLDERS NAMED HEREIN WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN ACCORDANCE WITH THEIR BEST JUDGMENT.



NOTICE:   It is important that this proxy be signed and returned.



                        (to be signed on the other side)

                                PCC GROUP, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated January 17, 1997.



Dated:________________, 1997


______________________________
Signature of Shareholder


______________________________
Signature of Shareholder



Please sign your name exactly as it appears hereon and return this proxy in the reply envelope provided.